UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2017

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-3011	36-2443580
(Commission File Number)	(IRS Employer Identification No.)

1101 South 3rd Street, Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) (the “Exchange Act”).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 2, 2017, The Valspar Corporation (“Valspar”) entered into supplemental indentures to the indentures governing its 7.250% Notes due 2019 (the “2019 Notes”), 4.200% Notes due 2022 (the “2022 Notes”), 3.300% Notes due 2025 (the “2025 Notes”), 3.950% Notes due 2026 (the “2026 Notes”) and 4.400% Notes due 2045 (the “2045 Notes” and, collectively with the 2019 Notes, the 2022 Notes, the 2025 Notes and the 2026 Notes, the “Existing Notes”) following, as applicable, the receipt of consents from the requisite holders of each series of Existing Notes by The Sherwin-Williams Company, on behalf of Valspar. The supplemental indentures to the indentures governing the Existing Notes eliminated certain of the covenants, restrictive provisions and events of default relating to the Existing Notes.

The foregoing summary description of the supplemental indentures does not purport to be complete and is qualified in its entirety by the complete text of the respective supplemental indentures which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3 and 4.4, and are incorporated herein by reference as though fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

4.1	Seventh Supplemental Indenture, dated as of June 2, 2017, among Valspar and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.), as original trustee, and U.S. Bank National Association, as series trustee (collectively, the “Trustees”) (related to the indentures governing the 2019 Notes)

4.2	Eighth Supplemental Indenture, dated as of June 2, 2017, among Valspar and the Trustees (related to the indentures governing the 2022 Notes)

4.3	Ninth Supplemental Indenture, dated as of June 2, 2017, among Valspar and the Trustees (related to the indentures governing the 2025 Notes and the 2045 Notes)

4.4	Tenth Supplemental Indenture, dated as of June 2, 2017, among Valspar and the Trustees (related to the indentures governing the 2026 Notes)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2017

THE VALSPAR CORPORATION

By:	/s/ Catherine M. Kilbane
Name:	Catherine M. Kilbane
Title:	Vice President and Secretary

Exhibit Index

Number	Exhibit

4.1	Seventh Supplemental Indenture, dated as of June 2, 2017, among Valspar and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.), as original trustee, and U.S. Bank National Association, as series trustee (collectively, the “Trustees”) (related to the indentures governing the 2019 Notes)

4.2	Eighth Supplemental Indenture, dated as of June 2, 2017, among Valspar and the Trustees (related to the indentures governing the 2022 Notes)

4.3	Ninth Supplemental Indenture, dated as of June 2, 2017, among Valspar and the Trustees (related to the indentures governing the 2025 Notes and the 2045 Notes)

4.4	Tenth Supplemental Indenture, dated as of June 2, 2017, among Valspar and the Trustees (related to the indentures governing the 2026 Notes)